UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2006

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02                     Results of Operational and Financial Condition.

On May 10, 2006, Wave Systems Corp. announced results for its first quarter ended March 31, 2006 and highlighted recent corporate developments. This announcement was made via a conference call, webcast and press release entitled “Wave Reports Q1 ’06 Revenues of $493,000 up from $78,000 in Q1 ’05.”

Item 9.01                           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit 99.1	Press release, dated May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ GERARD T. FEENEY
Gerard T. Feeney
Chief Financial Officer

Dated: May 23, 2006

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release, dated May 10, 2006.